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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 14, 1998


                            INTERVISUAL BOOKS, INC.
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             (Exact name of registrant as specified in its charter)


       CALIFORNIA                     1-10916                    95-2929217
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)


   2716 OCEAN PARK BLVD., SUITE 2020, SANTA MONICA, CA             90405
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       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code (310) 396-8708


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On July 14, 1998, the Company issued a press release reporting the Company's second quarter 1998 sales and the loss for the second quarter. As reported in the press release, due to a variety of factors the Company expects third quarter 1998 sales and income to be below those of third quarter 1997. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)   Exhibits

        99.1  Press Release issued by Intervisual Books, Inc. on July 14, 1998


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 17, 1998                 INTERVISUAL BOOKS, INC.

                                     By: /s/ WALDO H. HUNT
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                                     Name: Waldo H. Hunt
                                     Title: Chairman and Chief Executive Officer



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                                  EXHIBIT LIST


Exhibit 99.1   Press Release issued by Intervisual Books, Inc. on July 14, 1998